UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 13, 2011

Coeur d’Alene Mines Corporation

(Exact name of registrant as specified in its charter)

IDAHO

(State or other jurisdiction

of incorporation or organization)

1-8641

(Commission File Number)

82-0109423

(IRS Employer Identification No.)

505 Front Ave., P.O. Box “I”

Coeur d’Alene, Idaho, 83816

(Address of Principal Executive Offices)

(208) 667-3511

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)	Material Compensatory Plans, Contracts or Arrangements

On January 4, 2012, Coeur d’Alene Mines Corporation (the “Company”) entered into an employment agreement with K. Leon Hardy providing for a term of employment from December 31, 2011 through December 31, 2012 as Senior Vice President and Chief Operating Officer of the Company. The employment agreement provides for a base salary of $315,000 and an annual incentive bonus targeted to be 50% of Mr. Hardy’s then-current salary. In addition, Mr. Hardy has the opportunity to earn a long-term incentive bonus with a target level of 190% of his base salary. Such bonuses are at the discretion of the Company’s Board of Directors. The employment agreement also provides for a vehicle allowance. A copy of the employment agreement is filed as an exhibit to this Form 8-K.

On January 4, 2012, the Company entered into an employment agreement with Kelli C. Kast providing for a term of employment from December 31, 2011 through June 30, 2012 as Senior Vice President, General Counsel and Corporate Secretary of the Company. The employment agreement provides for a base salary of $250,000 and an annual incentive bonus targeted to be 50% of Ms. Kast’s then-current salary. In addition, Ms. Kast has the opportunity to earn a long-term incentive bonus with a target level of 190% of her base salary. Such bonuses are at the discretion of the Company’s Board of Directors. The employment agreement also provides for a vehicle allowance. A copy of the employment agreement is filed as an exhibit to this Form 8-K.

On December 13, 2011, the Board of Directors of the Company adopted an Executive Severance Policy, effective January 1, 2012. This policy provides for certain benefits upon severance for executive officers or key employees designated by the Compensation Committee of the Company’s Board of Directors. In connection with an involuntary termination, such an employee would be entitled to up to one year of continued health care benefits, plus severance pay consisting of the sum of the employee’s base salary, target annual incentive bonus and target long-term incentive bonus. In connection with an involuntary termination occurring in connection with a change in control, the employee would be entitled to up to 18 months of continued health care benefits, plus severance pay consisting of 1.5 times the sum of the employee’s base salary and target annual incentive bonus. A copy of the policy is filed as an exhibit to this Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits:

Exhibit Number	Description of Exhibit

10.1	Employment Agreement, dated January 4, 2012, between the Company and K. Leon Hardy.

10.2	Employment Agreement, dated January 4, 2012, between the Company and Kelli C. Kast.

10.3	Coeur d’Alene Mines Corporation Executive Severance Policy, effective as of January 1, 2012.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Coeur d’Alene Mines Corporation

Date: January 6, 2012	By:	/s/ Mitchell J. Krebs
	Name:	Mitchell J. Krebs
	Title:	President, Chief Executive Officer and Director

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

10.1	Employment Agreement, dated January 4, 2012, between the Company and K. Leon Hardy.

10.2	Employment Agreement, dated January 4, 2012, between the Company and Kelli C. Kast.

10.3	Coeur d’Alene Mines Corporation Executive Severance Policy, effective as of January 1, 2012.

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